                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference into this Registration Statement on Form S-8 of IFX Corporation (the "Company") of our report dated September 16, 1998 included in the Company's Form 10-K as of and for the fiscal years ended June 30, 1998 and 1997, and to all references to our firm included in this Registration Statement on Form S-8.

                                        ARTHUR ANDERSEN LLP


Chicago, Illinois
April 14, 1999